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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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
                                                                                                ORGANIZED UNDER       PERCENTAGE
                                                                                                  THE LAWS OF          OWNERSHIP
                                                                                            ------------------------  -----------

CONSOLIDATED SUBSIDIARIES:
  A.H. Julius Rohde GmbH..................................................................  Germany                          100%
  Apache Railway Corporation..............................................................  Arizona                          100%
  Atlanta & Saint Andrews Bay Railroad Co.................................................  Florida                          100%
  Cameo Container Corporation.............................................................  Illinois                         100%
  Cartomills France, S.A.R.L..............................................................  France                           100%
  Cartonnages Robert Delubac S.A.R.L......................................................  France                          98.8%
  Cousins Leasing Corporation.............................................................  New York                         100%
  DST Design Service Team, GmbH...........................................................  Germany                          100%
  Eurosave Institut fur Verpackungslogistik GmbH..........................................  Germany                          100%
  Eurotrend Gesellschaft GmbH.............................................................  Germany                          100%
  Fowler Specialty Packaging, Inc.........................................................  Delaware                         100%
  Grundstrucks-Verwaltungsgesellschaft Altona mbh.........................................  Germany                           95%
  IFP Packungsgestaltung GmbH.............................................................  Germany                          100%
  IDENTITY Institute fur Corporate Design GmbH............................................  Germany                          100%
  Indonesian Container Investments Corp...................................................  British Virgin Islands           100%
  Industrial Cordobesa, S.A...............................................................  Spain                             98%
  Inversiones Stone de Argentina (BVI) Ltd................................................  British Virgin Islands           100%
  Inversiones Stone de Chile (BVI) Ltd....................................................  British Virgin Islands           100%
  Leasing-Kontor fur Investitionsguter GmbH...............................................  Germany                          100%
  Orangeburg Trucking, Inc................................................................  South Carolina                   100%
  Oxford Holdings, Inc....................................................................  Delaware                         100%
  PT Stone Container Indonesia............................................................  Indonesia                         80%
  Societe Europeenne de Carton S.A.R.L....................................................  France                            95%
  Southwest Forest Insurance Company, Ltd.................................................  Bermuda                          100%
  Speditions-Gesellschaft Visurgis mbh....................................................  Germany                          100%
  SSJ Corporation.........................................................................  Delaware                         100%
  Ston Forestal, S.A......................................................................  Costa Rica                       100%
  Ston Forestal Panama S.A................................................................  Panama                           100%
  Stone Cartomills Luxembourg.............................................................  Luxembourg                       100%
  Stone Cartomills, S.A...................................................................  Belgium                          100%
  Stone Communications Corporation........................................................  Delaware                         100%
  Stone Container Administradora Argentina................................................  British Virgin Islands           100%
  Stone Container Asia Corporation........................................................  Delaware                         100%
  Stone Container Australia Pty., Ltd.....................................................  Australia                        100%
  Stone Container (Canada) Inc............................................................  Canada                           100%
  Stone Container (China) Corporation.....................................................  British Virgin Islands           100%
  Stone Container de Mexico S.A. de C.V...................................................  Mexico                           100%
  Stone Espana S.A........................................................................  Spain                            100%
  Stone Container Finance Company of Canada...............................................  Canada                           100%
  Stone Container GmbH....................................................................  Germany                          100%

CONSOLIDATED SUBSIDIARIES:
  Stone Container International Corporation...............................................  U.S. Virgin Islands              100%
  Stone Container Latin America Corporation...............................................  Delaware                         100%
  Stone Europa Carton AG..................................................................  Germany                          100%
  Stone Europapel S.A.....................................................................  Spain                             98%
  Stone Global, Inc.......................................................................  Delaware                         100%
  Stone Graficarton S.A...................................................................  Spain                           98.4%
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
                                                                                                ORGANIZED UNDER       PERCENTAGE
                                                                                                  THE LAWS OF          OWNERSHIP
                                                                                            ------------------------  -----------
  Stone LAKI Corporation..................................................................  British Virgin Islands           100%
  Stone Papers, Inc.......................................................................  Delaware                         100%
  Stone Receivables Corporation...........................................................  Delaware                         100%
  Stone/River House Australian Investments, Inc...........................................  Delaware                         100%
  Stone Snowflake Newsprint Company.......................................................  Delaware                         100%
  Stone Societe Emballages des Cevennes, S.A..............................................  France                          98.8%
  Stone Truepenny H.K. Limited............................................................  Hong Kong                        100%
  Stone Truepenny International, Inc......................................................  British Virgin Islands           100%
  Stone-Ven Investments, Inc..............................................................  Delaware                         100%
  Trobox Kartonnages B.V..................................................................  Netherlands                      100%
  Trobox Verpakkingen B.V.................................................................  Netherlands                      100%
  WWG Weser-Werstoff-Gesellschaft mbH.....................................................  Germany                           51%
  Wellpappenwerk Waren GmbH...............................................................  Germany                          100%

NON-CONSOLIDATED ENTITIES:
  3288641 Canada Inc.                                                                       Canada                            25%
  AP Holding B.V..........................................................................  Netherlands                       25%
  Abitibi Canada Funding Inc..............................................................  Canada                            25%
  Abitibi-Consolidated, Inc...............................................................  Canada                            25%
  Abitibi-Price Refinance Inc.............................................................  Canada                            25%
  Abitibi-Price Sales Company Limited.....................................................  United Kingdom                    25%
  Abitibi-Price Support Services B.V......................................................  Netherlands                       25%
  Abitibi-Price Woodlands Inc.............................................................  Canada                            25%
  Aspamill Inc............................................................................  Canada                            45%
  Associated Paper Mills (Ontario) Limited................................................  Canada                            45%
  Axidata Inc. (formerly Tenex Data Corp.)................................................  Canada                            25%
  Azerty de Mexico S.A. de C.V............................................................  Mexico                          24.8%
  B.C. Shipper Supplies Ltd...............................................................  Canada                            50%
  Bridgewater Paper Company Ltd...........................................................  United Kingdom                    25%
  Bridgewater Paper Leasing Limited.......................................................  United Kingdom                    25%
  Cajofe Industries S.A...................................................................  France                            50%
  Cartonex Bernal S.A.....................................................................  Argentina                         50%
  Cartonex S.A. I.C.F.Y.F.................................................................  Argentina                         50%
  Cartonnages De France S.A...............................................................  France                          48.8%
  Celgar Investments Inc..................................................................  British Virgin Islands            49%
  Cheshire Recycling Limited..............................................................  United Kingdom                    25%
  Dyne-A-Pak..............................................................................  Canada                            45%
  Europa Carton B.V.......................................................................  Netherlands                       50%
  Europa Carton Faltschachtel GmbH........................................................  Germany                           50%
  Europa Carton Holding B.V...............................................................  Netherlands                       50%
  Eurozerty B.V...........................................................................  Netherlands                       25%
  FCP Robinson Cartons Ltd................................................................  United Kingdom                    50%
  Florida Coast Paper Company, L.L.C......................................................  Delaware                          50%
  Florida Coast Paper Corporation.........................................................  Delaware                          50%
  Florida Coast Paper Finance Corporation.................................................  Delaware                          50%
  Florida Coast Paper Holding Company, L.L.C..............................................  Delaware                          50%
  GfA-Gesellschaft fur Altpapier und Rohstoffe............................................  Germany                         33.3%
  Grand Falls Central Railway Company Ltd.................................................  Canada                            25%
  Groupement Forestier de Champlain Inc...................................................  Canada                            10%
  ICO, Inc................................................................................  Canada                            42%
  ISFO B.V................................................................................  Netherlands                       25%
  ICP Logistiques S.A.....................................................................  France                            50%
  Indupa Vertriebgesellschaft mbh & Co. KG................................................  Germany                           50%
  International Bridge & Terminal.........................................................  United Kingdom                    25%
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
                                                                                                ORGANIZED UNDER       PERCENTAGE
                                                                                                  THE LAWS OF          OWNERSHIP
                                                                                            ------------------------  -----------
  Interstate Packaging Corp...............................................................  New York                          50%
  Laimbeer Packaging Company L.L.C........................................................  Delaware                          50%
  La Compagnie Gaspesia Limitee...........................................................  Canada                            25%
  La Compagnie de Pulpe de Jonquiere......................................................  Canada                            25%
  La Compagnie Price Ltee.................................................................  Canada                            25%
  Les Explorations Terra Nova Ltee........................................................  Canada                            25%
  L & M Corrugated Container Corp.........................................................  Illinois                          50%
  MacMillan Bathurst......................................................................  Canada                            50%
  MacMillan Bathurst Inc..................................................................  Canada                            50%
  Maritime Containers Limited.............................................................  Canada                            35%
  Maritime Paper Products Limited.........................................................  Canada                            35%
  ORPACK-Stone Corporation................................................................  Delaware                          49%
  OSB Holdings Inc........................................................................  Canada                            25%
  Paper Recycling Intl. L.P...............................................................  Delaware                          50%
  Paroco Rohstoffvetwertung GmbH..........................................................  Germany                           49%
  Price (Nfld.) Pulp & Paper Limited......................................................  Canada                            25%
  Rohstoffhandel Kiel GmbH................................................................  Germany                         37.5%
  Rollcraft Inc...........................................................................  Canada                            45%
  Rosenbloom Group Inc....................................................................  Canada                            45%
  S&G Packaging Company, L.L.C............................................................  Delaware                          65%
  SCI Les Chenes..........................................................................  France                            50%
  Shanghai Stone Millennium Packaging & Paper Company Ltd.................................  China                             50%
  Stirling Fibre (Holdings) Limited.......................................................  United Kingdom                    25%
  Stone Cartonnages MGC S.A...............................................................  France                            50%
  Stirling Fibre Limited..................................................................  United Kingdom                    25%
  Stirling Recycling Limited..............................................................  United Kingdom                    25%
  Stone-Consolidated (Europe) S.A.........................................................  Belgium                           25%
  Stone Container (Hong Kong) Limited.....................................................  Hong Kong                         50%
  Stone Container Japan Company, Ltd......................................................  Japan                             50%
  Stone Corrupac S.A......................................................................  Chile                             50%
  Stone Financiere Carton Papier .........................................................  France                            50%
  Stone Venepal (Celgar) Pulp Inc.........................................................  Canada                            45%
  St. Germain Cartonnages S.A.............................................................  France                            50%
  Tradepak Internacional S.A. de C.V......................................................  Mexico                          30.8%
  Tradepak International, Inc.............................................................  Delaware                        35.9%
  Trans-Seal Corporation..................................................................  Japan                             50%
  Venepal S.A.C.A.........................................................................  Venezuela                       19.7%
  Venepal-Stone Forestal S.A..............................................................  Venezuela                       59.1%
  Vertriebsgesellschaft Rohstoffhandel Kiel...............................................  Germany                           50%
  Weedon Holdings Ltd.....................................................................  United Kingdom                    40%
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